Putnam
Managed
Municipal
Income Trust

ANNUAL REPORT

October 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "While PMM's (Putnam Managed Municipal Income Trust's) portfolio has shifted, its monthly dividend has remained stable at $0.0635 per share since mid-1990*. Although other municipal-bond funds also sport steady dividends, most have accomplished that by holding tight to their original bonds. PMM, by contrast, has picked up extra income by snapping up out-of-favor issues."

                   -- Morningstar Mutual Funds, September 20, 1996

       CONTENTS

 4     Report from Putnam Management

 9     Fund performance summary

13     Portfolio holdings

23     Financial statements

*Past performance is, of course, no assurance of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Putnam Managed Municipal Income Trust spent much of the second half of fiscal 1996 recovering from the challenges presented during the first half. As you will recall, your fund began its year in November 1995 amid concerns by municipal bond investors that a flat tax would erase the advantage enjoyed by tax-exempt securities. Later, the entire bond market recoiled in fear that the economy's still-robust growth would touch off greater inflation.

During the second half of the fiscal year, the fixed-income markets -- and your fund -- made up some lost ground as investors regained their composure. Prospects for the year ahead now seem more positive. Demand for tax-exempt securities is strong, especially relative to fairly modest supply. The economy, interest rates, and inflation remain generally favorable.

Shortly before the end of fiscal 1996, Richard Wyke assumed management of your fund. Rick has 14 years of investment experience; has been managing municipal bond portfolios at Putnam since 1987 and is now a Senior Vice President. He reviews the fund's performance and prospects in the report that follows.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

December 18, 1996



Report from the Fund Manager
Richard P. Wyke

Thanks to the strong performance gains made by health care and airline holdings as well as an overweighting in California municipal bonds, Putnam Managed Municipal Income Trust's returns for the 12 months ended October 31, 1996, were respectable: 5.27% at net asset value and 10.26% at market price. The fund's results did lag slightly behind its comparative benchmark, the Lehman Municipal Bond Index, which returned 5.71% for the same period. However, we attribute this to our emphasis on the project finance sector, which suffered in the wake of disappointing news from the paper recycling and resource recovery industries. Returns for longer time periods can be found on pages 9 and 10.

* PROSPECT OF HIGHER INTEREST RATES UNNERVES MARKET

A glimpse of the beginning and end of the fund's fiscal year would reveal two very different bond markets, one ecstatic about the prospect of falling interest rates and the other nervous about the potential for rising rates and inflation. Early on, the bond market's euphoria was driven by declining interest rates, benign inflation, and slow economic growth. Despite the market's uncertainty over the various political proposals to reform the tax code, your fund actively participated in the rally. In the aftermath of a decision by the Federal Reserve Board to reduce short-term interest rates by a quarter of a percentage point on December 19, the fund finished calendar 1995 with a total return of 19.23% at net asset value (23.62% at market price).

An additional quarter-point drop in rates at the end of January only served to bolster bond investors' optimism further. Despite the breakdown of budget talks in Washington, bond prices climbed. However, by early March, evidence of rapid employment growth fueled fears of inflation and a possible end to the Federal Reserve's program of lowering short-term interest rates, bringing the extended bond rally to an abrupt halt. While the board, to the surprise of many, held short-term interest rates steady for the balance of the fund's fiscal year, prices of fixed-income investments seesawed as the markets tried to anticipate the future course of rates. Despite this uneasiness, yields remained within a limited range, as evidenced by the bellwether 30-year Treasury bond, whose yield fluctuated between 6.70% and 7.20% during the latter half of the fiscal year.

* BOND INVESTORS WATCH FED CLOSELY

Given the potential inflationary pressures of stronger growth, bond investors kept nervous eyes on the policymakers at the Federal Reserve. Each of the Federal Reserve Board's meetings was preceded by waves of speculation about the possibility of a short-term rate increase.

Nowhere was this drama more evident than in the weeks leading up to the September 24 Federal Reserve board meeting. On one side of the debate were those who viewed August's rise in average wages paid to American workers and the recent rise in oil prices as major warning signs that action was needed. This position was further bolstered by the fact that the national unemployment rate fell to a 6-year low of 5.1% in August. On the other side were those who said that price pressures hadn't seeped through to consumers and that the numbers for third-quarter growth were suggesting a mixed picture of economic growth. In the end, the Fed, counting on slower growth to keep prices from rising, decided to hold interest rates steady.

[GRAPHIC OMITTED: HORIZONTAL BAR CHART OF TOP INDUSTRY SECTORS*]

TOP INDUSTRY SECTORS*

Health care                                26.2%

Utilities                                  23.9%

Transportation                             17.1%

Housing                                     7.7%

Education                                   5.7%

Water and sewer                             3.4%

Footnote reads:
*Based on net assets as of 10/31/96. Holdings will vary over time.



[GRAPHIC OMITTED: PIE CHART OF CREDIT QUALITY OVERVIEW*]
Credit quality overview*

Aaa                       28.9%
Aa                         8.8%
A                          5.4%
Baa                       32.1%
Ba                        13.2%
B and under               10.8%
VMIGI                      0.8%

Footnote reads:
*As a percentage of market value as of 10/31/96. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* MULTILAYERED STRATEGY TARGETS BONDS WITH THE GREATEST POTENTIAL IMPACT ON PERFORMANCE

In the day-to-day management of the fund, we search for municipal bonds that offer the right balance of credit quality, yield, and relative price stability. Despite our issue-by-issue, credit-by-credit analysis, some common themes do emerge as a result of our effort to evaluate the relative attractiveness of sectors and geographic locales nationwide. This multilayered strategy, which led us to overweight assets in health-care, utilities, transportation (airline/airport), and California municipal bonds, enabled the fund to bounce back quickly after last spring's sudden interest-rate reversal.

Health-care investments, which were more than one-quarter of total net assets on October 31, made a particularly strong contribution to the fund's performance. This concentration stems from our perception that on a credit-by-credit and market-by-market basis, hospitals continue to offer some of the best values across the nation. In addition, the sector's high coupons are expected to continue to provide a healthy boost to the fund's income stream, assuming the current yield spreads between sectors remain fairly constant. The fund's assisted-care holdings can be expected to increase going forward. Given the positive demand/supply dynamics of an aging baby-boom generation and the current shortage of nursing homes, the supply constraints could spell attractive appreciation potential in this sector.

With California's economy vastly improved and Orange County's fiscal woes behind, the state's municipal bonds are once again attracting the attention of investors. The fund's California municipal holdings, approximately 13% of total assets, have experienced a noticeable boost in price appreciation as a result of the state's recent credit upgrade. Given the shrinking supply of these bonds in the face of steady demand, we believe California municipal bonds have the potential to outperform the rest of the market over the next several months.

Airline and airport holdings make up almost 15% of total assets. In the airline industry, the fund's positions in bonds backed by United, Delta, and American airlines have done particularly well this year. These holdings are primarily high-coupon bonds with improving credit characteristics. During the course of the fiscal year, yield spreads for these bonds narrowed relative to other sectors, reflecting their outperformance.

While we believe the future of the resource recovery and cogeneration industries remains promising, this sector experienced some disappointing news. Paper recycling was negatively impacted by declining prices of recycled pulp, largely the result of abundant supply. Some of the laws and regulations written to provide for cogeneration and resource recovery plants have come into question. In an effort to soften volatility over the short term, we sold most of the holdings with weak performance records but retained an interest in stronger projects that suffered more as a result of guilt by association than because of any specific fundamentals.

As with investments in any new industry, bonds linked to these sectors represent a certain degree of risk for investors. However, intensive scrutiny of bond issuers' credit quality, funding sources, and future prospects has guided the fund's investment process. We believe that these businesses, which are devoted to recycling and converting trash into fuel, should become more valuable as the nation becomes more environmentally conscious. As the industry gains broader acceptability, it is likely that these bonds will be considered more creditworthy investments, and, should upgrades occur, they could be expected to reflect favorably on the bonds' prices.

* RECENT SHIFTS POSITION FUND TO BENEFIT FROM A POTENTIAL MARKET RALLY

While the housing market continues to be a surprising source of strength, we see evidence of slowing in many other sectors of the economy, including manufacturing, retail, and exports. It is our belief that the economy will lose some of its momentum in the coming months and that inflation will remain well behaved at 3% to 3.5%. Needless to say, the Fed would be unlikely to raise interest rates in such a scenario.

Our more sanguine view led us to position the fund to benefit from an eventual market rally. In fact, in the last weeks of the period, we began to lengthen the fund's duration by buying longer-maturity discount bonds. In a slower-growth environment, these bonds offer attractive appreciation potential when rates are declining. We are also targeting investments in states that are likely to maintain positive economic growth, such as Texas, Georgia, and Michigan, as well as in Puerto Rico.

As fiscal 1997 begins, we believe the portfolio's commitment to its largest sectors may hold the key to the fund's performance in the months ahead. Outperformance will largely be the result of careful attention to bond structure and credit analysis. With no real inflationary pressure on the horizon, we remain optimistic about the prospects for your fund and the municipal bond market as a whole.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Managed Municipal Income Trust is designed for investors seeking high current income free from federal income tax through a diversified portfolio of tax-exempt municipal securities.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 10/31/96

                                             Lehman Bros.
                                   Market     Municipal     Consumer
                          NAV      price     Bond Index     Price Index
------------------------------------------------------------------------
1 year                    5.27%     10.26%       5.71%          2.99%
------------------------------------------------------------------------
5 years                  54.86      61.40       43.61          15.21
Annual average            9.14      10.05        7.50           2.87
------------------------------------------------------------------------
Life of fund (2/24/89)   95.25     100.47       85.21          30.18
Annual average            9.09       9.47        8.37           3.49
------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most recent calendar quarter)

                                                              Market
                                            NAV                price
------------------------------------------------------------------------
1 year                                      5.68%               12.99%
-----------------------------------------------------------------------
5 years                                    54.00                63.72
Annual average                              9.02                10.36
------------------------------------------------------------------------
Life of fund (2/24/89)                     92.86                96.94
Annual average                              9.03                 9.33
------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.



PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/96

------------------------------------------------------------------------
Distributions: (common shares):
------------------------------------------------------------------------
Number                             12
------------------------------------------------------------------------
Income                          $0.762
-----------------------------------------------------------------------
Capital gains1                      --
------------------------------------------------------------------------
Total                           $0.762
------------------------------------------------------------------------
Preferred shares               Series A      Series B         Series C
                             (550 shares)  (550 shares)     (650 shares)
------------------------------------------------------------------------
Income                         $3614.74      $3599.69         $3628.08
------------------------------------------------------------------------
Capital gains1                       --            --               --
------------------------------------------------------------------------
Total                          $3614.74      $3599.69         $3628.08
------------------------------------------------------------------------
Share value (common shares):      NAV        Market price
------------------------------------------------------------------------
10/31/95                         $10.08        $10.625
------------------------------------------------------------------------
10/31/96                           9.85         10.875
------------------------------------------------------------------------
Current return (common shares):
------------------------------------------------------------------------
End of period
------------------------------------------------------------------------
Current dividend rate2             7.74%           7.01%
------------------------------------------------------------------------
Taxable equivalent3               12.81           11.61
------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or Market Price at end of period.

3Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, the liquidation preference and cumulative undeclared dividends payable on the remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.



COMPARATIVE BENCHMARKS

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants

For the fiscal year ended October 31, 1996

To the Trustees and Shareholders of
Putnam Managed Municipal Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Managed Municipal Income Trust, including the portfolio of investments owned, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Managed Municipal Income Trust as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                               Coopers & Lybrand L.L.P.

Boston, Massachusetts
December 11, 1996




Portfolio of investments owned
October 31, 1996

                   Key to Abbreviations
                   AMBAC                    --AMBAC Indemnity Corporation
                   COP                      --Certificate of Participation
                   FGIC                     --Financial Guaranty Insurance Company
                   FSA                      --Financial Security Assurance
                   GNMA  Coll.              --Government National Mortgage Association Collateralized
                   G.O. Bonds               --General Obligation Bonds
                   IF                       --Inverse Floater
                   IFB                      --Inverse Floating Rate Bonds
                   MBIA                     --Municipal Bond Investors Assurance Corporation
                   VRDN                     --Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES  (98.7%) *
PRINCIPAL AMOUNT                                                                                              RATINGS**    VALUE

Alabama  (0.7%)
--------------------------------------------------------------------------------------------------------------------------------
       $4,000,000  Baldwin Cnty., Eastern Shore Hlth. Care Auth. Hosp. Rev. Bonds (Thomas Hospital),
                   6 3/4s, 4/1/21                                                                              Baa     4,050,000

Arizona  (3.0%)
--------------------------------------------------------------------------------------------------------------------------------
        5,000,000  Central AZ Wtr. Conservation Dist. Rev. Bonds (Central AZ Project), Ser. A, 5 1/2s,
                   11/1/08                                                                                     AA      5,125,000
        3,965,000  Payson, Indl. Dev. Auth. Hosp. Rev. Bonds (Payson Regl. Med. Ctr. Inc. Project), 7.7s,
                   10/1/23                                                                                     B/P     3,588,325
        6,768,296  Phoenix Indl. Dev. Auth. Arpt. Fac. Rev. Bonds (American West Airlines), Ser. A 95-1,
                   8.3s, 1/1/06                                                                                B/P     6,800,512
        2,750,000  Tucson, Arpt. Auth. Special Fac. Rev. Bonds (Lockheed Aermod Ctr. Inc.), 8.7s, 9/1/19       A       3,131,562
                                                                                                                    ------------
                                                                                                                      18,645,399

California  (12.5%)
--------------------------------------------------------------------------------------------------------------------------------
                   CA State G.O. Bonds
        5,000,000  6.6s, 2/1/09                                                                                A       5,643,750
        5,000,000  MBIA, 5 1/2s, 4/1/12                                                                        Aaa     5,037,500
        6,660,000  CA State Wtr. Dept. Resources Rev. Bonds (Central Valley Project), Ser. O, 5s, 12/1/22      Aa      6,010,650
        4,000,000  Contra Costa Wtr. Dist. Wtr. Rev. Bonds, Ser. G, MBIA, 5s, 10/1/24                          Aaa     3,645,000
        3,000,000  Contra Costa, Trans. Auth. Sales Tax Rev. Bonds, Ser. A, FGIC, 6s, 3/1/09                   Aaa     3,206,250
                   Corona COP (Vista Hosp. Syst. Inc.)
        2,775,000  Ser. B, 9 1/2s, 7/1/20                                                                      B/P     2,931,094
        5,000,000  Ser. C, 8 3/8s, 7/1/11                                                                      B/P     5,250,000
                   Kern High School Dist. Rev. Bonds, Ser. A, MBIA
        3,825,000  6 1/2s, 8/1/14                                                                              Aaa     4,240,968
        3,840,000  6 1/2s, 2/1/14                                                                              Aaa     4,257,600
        3,500,000  San Bernardino Cnty. IF COP (PA-100-Med. Ctr. Fin. Project), MBIA, 8.238s, 8/1/28
                   (acquired 6/27/95 cost $3,777,340)(double dagger)                                           Aaa     4,436,250
        8,750,000  Santa Clara Cnty. Fin. Auth. Lease Rev. Bonds (Vmc. Fac. Replacement Project), Ser. A,
                   AMBAC, 6 3/4s, 11/15/20                                                                     Aaa     9,635,938
       15,000,000  U. of CA Rev. Bonds (UCSD Med. Ctr. Satellite Med. Fac.), 7.9s, 12/1/19                     BBB/P  16,368,750
        7,500,000  Valley Hlth. Syst. Hosp. Rev. Bonds (Rfdg. & Impt. Project), 6 1/2s, 5/15/25                BBB     7,500,000
                                                                                                                    ------------
                                                                                                                      78,163,750

Colorado  (2.8%)
--------------------------------------------------------------------------------------------------------------------------------
                   Denver, City & Cnty. Arpt. Rev. Bonds
        4,000,000  Ser. A, 8 3/4s, 11/15/23                                                                    Baa     4,710,000
        7,645,000  Ser. A, MBIA, 8 1/2s, 11/15/23                                                              Aaa     8,887,313
        2,240,000  Ser. D, 7 3/4s, 11/15/21                                                                    Baa     2,480,800
        1,050,000  Ser. D, 7 3/4s, 11/15/13                                                                    Baa     1,261,312
                                                                                                                    ------------
                                                                                                                      17,339,425

Connecticut  (0.7%)
--------------------------------------------------------------------------------------------------------------------------------
        4,000,000  CT State Hlth. & Edl. Fac. Auth. Rev. Bonds (Norwalk Health Care Inc. Project),
                   Ser. A, 8.7s, 7/1/22                                                                        BB/P    4,325,000

Florida  (4.9%)
--------------------------------------------------------------------------------------------------------------------------------
        3,210,000  Escambia Cnty., Poll. Control Rev. Bonds (Champion Intl. Corp. Project), 6.9s, 8/1/22       Baa     3,394,575
        5,000,000  Hernando Cnty., Indl. Dev. Rev. Bonds (FL Crushed Stone Co.), 8 1/2s, 12/1/14               B/P     5,562,500
        7,900,000  Lee Cnty., Hosp. Board of Directors Hosp. IFB (Lee Memorial Hosp.), MBIA, 8.711s,
                   3/26/20                                                                                     Aaa     8,650,500
                   Orange Cnty., Hlth. Fac. Auth. Rev. Bonds (Orlando Regl. Hlthcare), MBIA
        2,000,000  6 1/4s, 10/1/18                                                                             Aaa     2,157,500
        2,170,000  6 1/4s, 10/1/11                                                                             Aaa     2,365,300
        7,000,000  Orlando Util. Comm. Wtr. & Elec. Rev. Bonds, Ser. B, 5 1/4s, 10/1/23                        Aa      6,527,500
        1,615,000  Pinellas Cnty. Hlth. Fac. Auth. Sun. Coast Hlth. Syst. Rev. Bonds (Sun. Coast
                   Hosp.), Ser. A, 8 1/2s, 3/1/20                                                              BB      1,732,088
                                                                                                                    ------------
                                                                                                                      30,389,963

Georgia  (2.9%)
--------------------------------------------------------------------------------------------------------------------------------
        2,000,000  Atlanta, Arpt. Fac. Rev. Bonds, AMBAC, 5 1/4s, 1/1/10                                       Aaa     1,972,500
        1,505,000  Atlanta, Special Purpose Fac. Rev. Bonds (Delta Air Lines, Inc. Project),
                   Ser. B, 7.9s, 12/1/18                                                                       Ba      1,602,825
        7,000,000  GA Muni. Elec. Auth. Special Obligation Rev. Bonds (Fifth Crossover), Ser.
                   Project One, Ser. , AMBAC, 6.4s, 1/1/13                                                     Aaa     7,612,500
        3,250,000  Gwinnett Cnty., Indl. Dev. Auth. Rev. Bonds (Kawneer Co. Inc. Project),
                   Ser. 1984, 9 1/2s, 6/1/15                                                                   A       3,558,750
        3,180,000  Savannah, Hosp. Rev. Bonds (Chandler Hosp.), 7s, 1/1/11                                     Baa     3,319,125
                                                                                                                    ------------
                                                                                                                      18,065,700

Hawaii  (0.4%)
--------------------------------------------------------------------------------------------------------------------------------
        2,250,000  HI State G.O. Bonds, Ser. CL, 6s, 3/1/11                                                    Aa      2,390,625

Illinois  (3.6%)
--------------------------------------------------------------------------------------------------------------------------------
                   Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds (United Air Lines, Inc.)
        5,363,000  Ser. B, 8.95s, 5/1/18                                                                       Baa     6,060,190
        3,215,000  Ser. 84A, 8.85s, 5/1/18                                                                     Baa     3,624,912
        1,835,000  Ser. 84B, 8.85s, 5/1/18                                                                     Baa     2,068,963
                   Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds (American
                   Airlines, Inc. Project)
        3,000,000  8.2s, 12/1/24                                                                               Baa     3,521,250
        5,000,000  Ser. A, 7 7/8s, 11/1/25                                                                     Baa     5,387,500
        2,500,000  IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds (Regency Park-Lincolnwood), Ser. A,
                   10 1/4s, 4/15/19( In Default) +                                                             CCC/P   1,850,000
                                                                                                                    ------------
                                                                                                                      22,512,815

Indiana  (1.6%)
--------------------------------------------------------------------------------------------------------------------------------
        9,300,000  Indianapolis Indl. Arpt. Auth. Special Fac. Rev. Bonds (Federal Express Corp.
                   Project), 7.1s, 1/15/17                                                                     Baa     9,939,375

Iowa  (1.0%)
--------------------------------------------------------------------------------------------------------------------------------
                   IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Care Initiatives Project)
        2,350,000  9.15s, 7/1/09                                                                               BB/P    2,802,375
        3,000,000  9 1/4s, 7/1/25                                                                              BB/P    3,596,250
                                                                                                                    ------------
                                                                                                                       6,398,625

Kansas  (3.0%)
--------------------------------------------------------------------------------------------------------------------------------
        7,500,000  Burlington, Poll. Control IFB (KS Gas & Electric), Ser. 91-4, MBIA, 9.913s, 6/1/31
                   (acquired 12/17/91 cost $7,800,000)(double dagger)                                          Aaa     9,028,125
        8,400,000  Witchita, Hosp. IFB, Ser. 111-A, MBIA, 9.003s, 10/1/17                                      Aaa     9,471,000
                                                                                                                    ------------
                                                                                                                      18,499,125

Kentucky  (0.5%)
--------------------------------------------------------------------------------------------------------------------------------
        2,000,000  Kenton Cnty., Arpt. Board Special Fac. Rev. Bonds (Delta Air Lines, Inc. Project),
                   Ser. A, 7 1/2s, 2/1/20                                                                      Baa     2,150,000
        1,000,000  Scott Cnty. Indl. Dev. Rev. Bonds (Hoover Group Inc. Project), 8 1/2s, 11/1/14              Baa     1,020,000
                                                                                                                    ------------
                                                                                                                       3,170,000

Louisiana  (4.8%)
--------------------------------------------------------------------------------------------------------------------------------
       12,500,000  Lake Charles Harbor & Term. Dist. Port Fac. Rev. Bonds (Trunkline Co. Project),
                   7 3/4s, 8/15/22                                                                             Baa    14,046,875
                   Port of New Orleans, Indl. Dev. Rev. Bonds (Continental Grain Co. Project)
        4,000,000  Ser. A, 14 1/2s, 2/1/02                                                                     BB      4,077,920
        3,500,000  14 1/2s, 1/1/02                                                                             BB      3,544,205
                   W. Feliciana Parish Poll. Control Rev. Bonds (Gulf States Util. Project)
        5,050,000  8s, 12/1/24                                                                                 Baa     5,390,875
        2,750,000  Ser. C, 7s, 11/1/15                                                                         Baa     2,860,000
                                                                                                                    ------------
                                                                                                                      29,919,875

Maryland  (0.7%)
--------------------------------------------------------------------------------------------------------------------------------
        4,000,000  MD, State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds (Doctors Cmnty. Hosp.),
                   8 3/4s, 7/1/12                                                                              Aaa     4,640,000

Massachusetts  (5.0%)
--------------------------------------------------------------------------------------------------------------------------------
                   MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
        2,000,000  (Norwood Hosp.), Ser. E, 8s, 7/1/12                                                         Ba      2,035,000
        4,000,000  (Rehab. Hosp. Cape & Islands), Ser. A, 7 7/8s, 8/15/24                                      BB/P    4,155,000
        1,010,000  (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                                            BB      1,023,886
        3,000,000  (New England Baptist Hosp.), Ser. B, 7.3s, 7/1/11                                           Baa     3,217,500
        1,100,000  (Beth Israel Hosp.), Ser. E, 7s, 7/1/14                                                     A       1,164,625
        1,000,000  (Norwood Hosp.), Ser. C, 7s, 7/1/14                                                         Ba        957,500
        2,000,000  (Beth Israel Hosp.), Ser. E, 7s, 7/1/09                                                     A       2,107,500
        3,400,000  (Sisters Providence Hlth. Syst), Ser. A, 6 5/8s, 11/15/22                                   Baa     3,408,500
        5,000,000  MA State Indl. Fin. Agcy. Resource Recvy. Rev. Bonds (Southeastern MA Project),
                   Ser. B, 9 1/4s, 7/1/15                                                                      BB/P    5,668,750
                   MA State Indl. Fin. Agcy.  Rev. Bonds
        2,000,000  (Orchard Cove Inc.), 9s, 5/1/22                                                             BB/P    2,247,500
        2,000,000  (1st Mtge. Pioneer Valley Living Ctr.), 7s, 10/1/20                                         B/P     1,985,000
        1,323,785  (1st Mtge. Pioneer Valley Living Ctr.), zero %, 10/1/20                                     B/P         1,655
        2,835,000  MA State Indl. Fin. Agcy. Tunnel Rev. Bonds (Mass Tpk.,), 9s, 10/1/20                       AAA/P   3,327,580
                                                                                                                    ------------
                                                                                                                      31,299,996

Michigan  (7.6%)
--------------------------------------------------------------------------------------------------------------------------------
        1,385,000  Cadillac, Pub. School G.O. Bonds, FGIC, 5 3/8s, 5/1/17                                      Aaa     1,334,794
        4,390,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment Rev. Bonds, Ser. A, 9 1/2s, 5/1/21              BBB/P   5,416,163
        4,780,000  Highland Park, Hosp. Fin. Auth. Fac. Rev. Bonds (MI Hlth. Care Corp. Project),
                   Ser. A, 9 7/8s, 12/1/19 (In Default) +                                                      Caa       932,100
                   MI State Strategic Fund Ltd. Oblig. Rev. Bonds
        6,685,000  (Env. Research Project), 8 1/8s, 10/1/14                                                    A/P     7,395,281
        4,000,000  (Blue Wtr. Fiber Project), 8s, 1/1/12                                                       B/P     3,000,000
        3,000,000  (Ford Motor Co. Project), Ser. A, 7.1s, 2/1/06                                              A       3,483,750
                   MI State Hosp. Fin. Auth. Rev. Bonds
        3,000,000  (Detroit-Macomb Hosp. Corp.), Ser. A, 7.4s, 6/1/13                                          BB      3,015,000
        4,905,000  (Pontiac Osteopathic Hosp.), Ser. A, 6s, 2/1/14                                             Baa     4,745,588
        8,000,000  Midland Cnty., Econ. Dev. Corp. Poll. Control Rev. Bonds, Ser. B,
                   9 1/2s, 7/23/09                                                                             B/P     8,740,000
        2,700,000  Pontiac Hosp. Fin. Auth. Rev. Bonds (NOMC Obligation), 6s, 8/1/18                           Baa     2,548,125
        6,500,000  Waterford, Econ. Dev. Corp. Rev. Bonds (Canterbury Hlth. Care), 8 3/8s, 7/1/23              BB/P    6,825,000
                                                                                                                    ------------
                                                                                                                      47,435,801

Minnesota  (2.2%)
--------------------------------------------------------------------------------------------------------------------------------
        1,945,000  Chaska Indl. Dev. Rev. Bonds (Lifecore Biomedical Inc. Project), 10 1/4s, 9/1/20            BB/P    2,222,163
        5,000,000  MN State Hsg. Fin. Agcy. Single Fam. Rev. Bonds, Ser. E, 6.85s, 1/1/24                      Aa      5,206,250
        6,000,000  St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds (Healtheast), Ser. B,
                   6 5/8s, 11/1/17                                                                             Baa     6,112,500
                                                                                                                    ------------
                                                                                                                      13,540,913

Mississippi  (1.4%)
--------------------------------------------------------------------------------------------------------------------------------
                   Claiborne Cnty. Poll. Control Rev. Bonds (Middle South Energy, Inc.)
        4,000,000  Ser. C, 9 7/8s, 12/1/14                                                                     Ba      4,455,000
        4,100,000  Ser. A, 9 1/2s, 12/1/13                                                                     Ba      4,535,625
                                                                                                                    ------------
                                                                                                                       8,990,625

Missouri  (0.7%)
--------------------------------------------------------------------------------------------------------------------------------
        3,900,000  Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds (Park Lane Med.
                   Ctr. Project), 8 3/4s, 1/1/15                                                               BB/P    4,168,125

Nebraska  (2.4%)
--------------------------------------------------------------------------------------------------------------------------------
        2,000,000  Gage Cnty. Neb Indl. Dev. Rev. Bonds  (Hoover Group Inc. Project),
                   8 1/2s, 12/1/07                                                                             Ba      2,040,000
                   NE Investment Fin. Auth. Single Fam. Mtge. IFB
        1,950,000  GNMA Coll., 9.271s, 9/15/24                                                                 Aaa     2,042,625
        1,200,000  Ser. B, GNMA Coll., 11.328s, 3/15/22                                                        Aaa     1,323,000
        1,900,000  Ser. B, GNMA Coll., 10.164s, 9/15/23                                                        Aaa     2,063,875
        2,150,000  Ser. C, 8.030s, 3/1/20                                                                      Aaa     2,085,500
        5,085,000  NE Investment Fin. Auth. Single Fam. Mtge. Rev. Bonds, Ser. 1, MBIA,
                   8 1/8s, 8/15/38                                                                             Aaa     5,320,181
                                                                                                                    ------------
                                                                                                                      14,875,181

Nevada  (0.7%)
--------------------------------------------------------------------------------------------------------------------------------
        4,000,000  Clark Cnty. Indl. Dev. Rev. Bonds (NV Pwr. Co. Project), 7.8s, 6/1/20                       Baa     4,320,000

New Hampshire  (0.9%)
--------------------------------------------------------------------------------------------------------------------------------
        2,190,000  NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds (Alice Peck Day Memorial
                   Hosp. Project), 9 3/8s, 11/1/20                                                             BB/P    2,403,525
        2,800,000  NH State Indl. Dev. Auth. Poll. Control Rev. Bonds (United Illuminating Co.),
                   Ser. B, 10 3/4s, 10/1/12                                                                    Baa     3,019,548
                                                                                                                    ------------
                                                                                                                       5,423,073

New Jersey  (1.4%)
--------------------------------------------------------------------------------------------------------------------------------
        8,000,000  NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds (St. Elizabeth Hosp.),
                   Ser. B, 8 1/4s, 7/1/20                                                                      Baa     8,740,000

New York  (3.6%)
--------------------------------------------------------------------------------------------------------------------------------
                   NY City G.O. Bonds
          560,000  Ser. F,  8 1/4s, 11/15/10                                                                   Baa       645,400
        6,440,000  Ser. F, Rfdg., 8 1/4s, 11/15/10                                                             Aaa     7,575,050
        4,925,000  Ser. D, (Group C) 8s, 8/1/18                                                                Aaa     5,700,688
        3,105,000  NY State Dorm. Auth. Rev. Bonds (City U. Syst.), 6s, 7/1/26                                 Baa     3,089,475
        5,000,000  Port Auth. NY & NJ G.O. Bonds, Ser. 96, FGIC, 6.6s, 10/1/23                                 Aaa     5,381,250
                                                                                                                    ------------
                                                                                                                      22,391,863

Ohio  (4.1%)
--------------------------------------------------------------------------------------------------------------------------------
        1,950,000  Dayton Special Fac. Rev. Bonds (Emery Air Freight Corp.), Ser. A,
                   12 1/2s, 10/1/09                                                                            BB/P    2,220,563
       20,000,000  OH State Air Quality Dev. Auth. Rev. Bonds (Cleveland Co. Project),
                   FGIC, 8s, 12/1/13                                                                           Aaa    23,375,000
                                                                                                                    ------------
                                                                                                                      25,595,563

Oklahoma  (1.1%)
--------------------------------------------------------------------------------------------------------------------------------
        2,945,000  Oklahoma Cnty., Indl. Auth. Rev. Bonds (Epworth Villa Project), Ser. A, 10 1/4s,
                   4/1/19                                                                                      BB/P    3,165,875
        3,500,000  Tulsa Muni. Arpt. Trust  Rev. Bonds (American Airlines, Inc.), 7 3/8s, 12/1/20              Baa     3,718,750
                                                                                                                    ------------
                                                                                                                       6,884,625

Pennsylvania  (7.4%)
--------------------------------------------------------------------------------------------------------------------------------
        4,000,000  Allegheny Cnty., Indl. Dev. Auth. Arpt. Special Fac. Rev. Bonds (U.S. Air,
                   Inc. Project), Ser. B, 8 1/2s, 3/1/21                                                       Ba      4,295,000
        1,600,000  Delaware Cnty., Indl. Dev. Auth. Arpt. Fac. VRDN (UTD Parcel Svc. Project),
                   3.6s, 12/1/15                                                                               A1      1,600,000
        1,240,000  Langhorne Manor Boro Higher Ed. Hlth. Auth. Rev. Bonds (Lower -Bucks Hosp.
                   Project), 7.35s, 7/1/22                                                                     Ba      1,191,950
                   Montgomery Cnty., Higher Edl. & Hlth. Auth.
        1,000,000  Hosp. Rev. Bonds (United Hosp. Inc. St Chistopher), 8 1/2s, 11/1/17                         Ba      1,064,960
        2,615,000  Rev. Bonds (Northwestern Corp.), Ser. A, 8 3/8s, 6/1/04                                     BBB/P   2,817,662
        7,250,000  PA Convention Ctr. Auth. Rev. Bonds, MBIA, 6.7s, 9/1/14 #                                   Aaa     8,020,313
        7,750,000  PA Econ. Dev. Fin. Auth. Rev. Bonds (MacMillan Ltd. Partnership Project),
                   7.6s, 12/1/20                                                                               Baa     8,641,250
        7,000,000  PA Economic Dev. Fin. Auth. Recycling Rev. Bonds (Ponderosa Fibres Project),
                   Ser. A, 9 1/4s, 1/1/22                                                                      B/P     6,571,250
        6,000,000  PA State Higher Ed. Assistance Agcy. IFB, (Graduate Hlth. Syst. Oblig.)
                   Ser. B, MBIA, 8.253s, 3/1/20                                                                Aaa     6,532,500
        5,000,000  Philadelphia Hosp. & Higher Ed. Fac. Auth. Rev. Bonds, (Graduate Hlth.
                   Syst. Oblig.) Ser. A&B, 7 1/4s, 7/1/10                                                      BBB     5,206,250
                                                                                                                    ------------
                                                                                                                      45,941,135

Puerto Rico  (1.1%)
--------------------------------------------------------------------------------------------------------------------------------
        6,895,000  PR Elec. Pwr. Auth. Rev. Bonds, Ser. X, 5 1/2s, 7/1/25                                      Baa     6,601,963

South Carolina  (0.9%)
--------------------------------------------------------------------------------------------------------------------------------
        5,000,000  SC State Hsg. Fin. & Dev. Auth. Multi-Fam. Mtge. Rev. Bonds, 8 1/2s, 10/1/21                BBB     5,431,250

Tennessee  (0.3%)
--------------------------------------------------------------------------------------------------------------------------------
        2,000,000  Memphis-Shelby Cnty. Arpt. Auth. Rev. Bonds (Federal Express Project),
                   6 3/4s, 9/1/12                                                                              Baa     2,107,500

Texas  (7.8%)
--------------------------------------------------------------------------------------------------------------------------------
                   Alliance Arpt. Auth. Special Fac. Rev. Bonds
        3,000,000  (American Airlines, Inc. Project), 7 1/2s, 12/1/29                                          Baa     3,198,750
        5,000,000  (Federal Express Corp.), 6 3/8s, 4/1/21                                                     Baa     5,012,500
        3,850,000  Amarillo, Hlth. Fac. Hosp. Corp. IFB (High Plains Baptist Hosp.), FSA,
                   9.241s, 1/3/22                                                                              Aaa     4,340,875
                   Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
        3,170,000  (Heartway Corp.), Ser. A-1, 10 1/4s, 3/1/19 (InDefault)+                                    CCC/P   2,219,000
        3,200,000  (St. Luke's Lutheran Hosp. Project), 7.9s, 5/1/11                                           AAA/P   3,748,000
        7,250,000  Brazos River, Poll. Control Auth. Rev. Bonds (TX Utils. Elec. Co.
                   Project), Ser. A, 7 7/8s, 3/1/21                                                            Baa     7,993,125
        3,100,000  Harris Cnty., Hlth. Fac. Dev. Corp. VRDN (TX Med. Ctr.), MBIA, 3.48s, 2/15/22               VMIG1   3,100,000
        2,016,000  Houston, Hsg. Fin. Corp. Single Fam. Mtge. Rev. Bonds, (Verex Mtg. Ins.)
                   Ser. A, 10 7/8s, 2/15/16  #                                                                 A       2,021,705
                   Southeast TX Multi-Fam. Hsg. Fin. Corp. Rev. Bonds
        3,000,000  (Bayou Pk. Village Apt. Project), Ser. B, 10.175s, 8/1/16                                   B/P     2,587,500
        2,500,000  (Promenade Place Apts. Project), Ser. B, 10.175s, 8/1/16                                    B/P     2,750,000
        5,000,000  (Pavilion Place Apts. Project), Ser. A, 7.6s, 7/1/16                                        A/P     5,000,000
        3,000,000  Tarrant Cnty., Hlth. Facs. Dev. Corp. Hosp. Rev. Bonds (Cmnty. Hlth. Care
                   Foundation. Inc. Project), 10 1/8s, 4/1/21 (InDefault)                                      CCC/P     900,000
        5,495,000  Texas State Fin. Auth. Rev. Bonds, Ser. A, 5.9s, 10/1/12                                    Aa      5,673,588
                                                                                                                    ------------
                                                                                                                      48,545,043

Utah  (2.6%)
--------------------------------------------------------------------------------------------------------------------------------
       15,350,000  Intermountain Power Agcy. Power Supply Rev. Bonds, Ser. B,  7 3/4s, 7/1/20                  Aa     16,386,125

Virginia  (1%)
--------------------------------------------------------------------------------------------------------------------------------
        5,400,000  Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB, FGIC, 9.468s, 8/15/23                      Aaa     6,156,000

Washington  (2.8%)
--------------------------------------------------------------------------------------------------------------------------------
       11,500,000  Port Walla Walla Pub. Corp. Solid Waste Recycling Rev. Bonds (Ponderosa
                   Fibres Project), 9 1/8s, 1/1/26                                                             B/P    10,637,500
        6,315,000  WA State Pub. Pwr. Supply Syst. Rev. Bonds (Nuclear Project No. 1),
                   Ser. A, 7 1/2s, 7/1/15                                                                      Aa      6,922,819
                                                                                                                    ------------
                                                                                                                      17,560,319

West Virginia  (0.6%)
--------------------------------------------------------------------------------------------------------------------------------
        3,500,000  Randolph Cnty. Rev. Bonds (Davis Memorial Hosp.), Ser. A, 7.65s, 11/1/21                    Baa     3,766,875
--------------------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $598,665,661)***                                                        $ 614,611,652
--------------------------------------------------------------------------------------------------------------------------------

*  Percentages indicated are based on net assets of $622,566,126.

+  Non-income-producing security.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available on October 31, 1996 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1996
   Securities rated by Putnam are indicated by "/P"and are not publicly rated. Ratings are not coverd by Report of Independent Accountants.

   The table below shows the percentage of the fund's investment on October 31, 1996 in securities assigned to various rating categories by Moody's and Standard & Poor's and in unrated securities determined by Putnam Management to be of comparable quality.

                                     Unrated securities
             Rated securities      of comparable quality,
            as a percentage of      as a percentage of
Rating      fund's net assets         fund's net assets
----------  ------------------    ------------------------
AAA/Aaa          27.4%                        --
AAA/P              --                        1.1%
AA/Aa             8.7                         --
A/A               3.4                         --
A/P                --                        2.0
BBB/Baa          27.6                         --
BBB/P              --                        4.0
BB/Ba             6.1                         --
BB/P               --                        7.0
B/P                --                        9.7
B                  --                         --
CCC/P              --                        0.8
Caa               0.1                         --
VMIG1/A1          0.8                         --
               ------                    -------
                 74.1%                      24.6%

(double dagger) Restricted, excluding 144A securities, as to public resale.
                The total market value of restricted securities held at October 31, 1996 was $13,464,375 or less than 2.2% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 1996.

*** The aggregate identified cost on a tax basis is $598,682,478, resulting in gross unrealized appreciation and depreciation of $29,294,814 and $13,365,640, respectively, or net unrealized appreciation of $15,929,174.

                The rates shown on IFB, and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at October 31, 1996.

                The fund had the following industry group concentrations greater than 10% at October 31, 1996 (as a percentage of net assets):

                Hospital / Healthcare                        26.2%
                Utilities                                    23.9
                Transportation                               17.1


                The fund had the following insurance concentration greater than 10% at October 31, 1996 (as a percentage of net assets):

                MBIA                                         13.7%
-----------------------------------------------------------------------------------------------------


Futures Contracts Outstanding at October 31, 1996

                                                 Aggregate Face    Expiration       Unrealized
                                Total Value               Value          Date     Depreciation
-----------------------------------------------------------------------------------------------------
Muni Index Future(short)         $1,622,250         $ 1,613,621        Dec-96          $(8,629)
-----------------------------------------------------------------------------------------------------

The accompanying notes are an intergal part of these finanical statements.





Statment of assets and liabilities
October 31, 1996

Assets
-----------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $598,665,661) (Note 1)                                                  $614,611,652
-----------------------------------------------------------------------------------------------------
Cash                                                                                          106,242
-----------------------------------------------------------------------------------------------------
Interest  and other receivable                                                             13,249,114
-----------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                 25,000
-----------------------------------------------------------------------------------------------------
Total assets                                                                               62,992,008

Liabilities
-----------------------------------------------------------------------------------------------------
Payable for variation margin                                                                    8,750
-----------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       2,886,053
-----------------------------------------------------------------------------------------------------
Payable for securities purchased                                                            1,320,496
-----------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                1,080,076
-----------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                     42,975
-----------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                   1,606
-----------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    4,073
-----------------------------------------------------------------------------------------------------
Other accrued expenses                                                                         81,853
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                           5,425,882
-----------------------------------------------------------------------------------------------------
Net Assets                                                                               $622,566,126

Represented by
-----------------------------------------------------------------------------------------------------
Series A, B, and C remarketed preferred shares, without par value;
8,000 shares authorized (1,750 shares issued at $100,000 per share
(Note 4)                                                                                 $175,000,000
-----------------------------------------------------------------------------------------------------
Paid in capital-common shares (Note 1)                                                    419,593,994
-----------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                               16,567,786
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                      (4,533,016)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                 15,937,362
-----------------------------------------------------------------------------------------------------
Total - Representing net assets applicable to capital shares outstanding                 $622,566,126

Computation of net asset value:
-----------------------------------------------------------------------------------------------------
Remarketed preferred shares                                                              $175,000,000
-----------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                                106,169
-----------------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares -- liquidation preference            $175,106,169
-----------------------------------------------------------------------------------------------------
Net assets available to common shares                                                    $447,459,957
-----------------------------------------------------------------------------------------------------
Net asset value per common share ($447,459,957 divided by 45,450,073 shares)                    $9.85
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1996

Tax exempt interest income                                                    $44,593,110
-----------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                4,247,725
-----------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    434,569
-----------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                  20,955
-----------------------------------------------------------------------------------------
Administrative services (Note 2)                                                   12,422
-----------------------------------------------------------------------------------------
Reports to shareholders                                                            77,360
-----------------------------------------------------------------------------------------
Auditing                                                                           93,089
-----------------------------------------------------------------------------------------
Legal                                                                              18,972
-----------------------------------------------------------------------------------------
Postage                                                                           152,158
-----------------------------------------------------------------------------------------
Exchange listing fees                                                              40,809
-----------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                            445,508
-----------------------------------------------------------------------------------------
Other                                                                              24,798
-----------------------------------------------------------------------------------------
Total expenses                                                                  5,568,365
-----------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (111,350)
-----------------------------------------------------------------------------------------
Net expenses                                                                    5,457,015
-----------------------------------------------------------------------------------------
Net investment income                                                          39,136,095
-----------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                2,839,268
-----------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1)                                1,032,835
-----------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year        (13,084,238)
-----------------------------------------------------------------------------------------
Net loss on investments                                                        (9,212,135)
-----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          $29,923,960
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements





Statement of changes in net assets

                                                                                                 Year ended October  31,
                                                                                           ----------------------------
                                                                                                    1996          1995
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-----------------------------------------------------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                        $39,136,095    $40,563,721
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                        3,872,103     (3,616,414)
-----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                                    (13,084,238)    30,712,230
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                          29,923,960     67,659,537
-----------------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders from net investment income                 (6,326,188)    (7,104,957)
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding cumulative
undeclared dividends on remarketed preferred shares of $106,169
and $79,727, respectively)                                                                   23,597,772      60,554,580
-----------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders from
net investment income                                                                       (34,469,622)    (34,075,362)
-----------------------------------------------------------------------------------------------------------------------
Issuance of common shares in connection with reinvestment of
distributions                                                                                 4,983,757       4,983,445
-----------------------------------------------------------------------------------------------------------------------
Total  increase (decrease) in net assets                                                     (5,888,093)     31,462,663
-----------------------------------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                           628,454,219     596,991,556
-----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income of
$16,567,786 and $17,879,998 respectively)                                                  $622,566,126    $628,454,219
-----------------------------------------------------------------------------------------------------------------------
Number of fund shares
-----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of year                                               44,961,926      44,449,876
-----------------------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions                                  488,147         512,050
-----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at end of year                                                     45,450,073      44,961,926
-----------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning and end of year                              1,750           1,750
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                                         Year ended October 31
                                                                          -------------------------------------------------
                                                                             1996                 1995                 1994
                                                                          -------------------------------------------------
Net asset value, beginning of period (common shares)                       $10.08                $9.49               $10.88
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          .86                 .90                  .94
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       (.19)                 .60                (1.37)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .67                 1.50                 (.43)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------------------
From net investment income
---------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                                                    (.14)                (.15)                (.11)
---------------------------------------------------------------------------------------------------------------------------
To common shareholders                                                       (.76)                (.76)                (.76)
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments
---------------------------------------------------------------------------------------------------------------------------
To common shareholders                                                         --                   --                 (.09)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.90)                (.91)                (.96)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (common shares)                              $9.85               $10.08                $9.49
---------------------------------------------------------------------------------------------------------------------------
Market value, end of period (common shares)                                $10.88               $10.63                $9.25
---------------------------------------------------------------------------------------------------------------------------
Total investment return at market value (common shares) (%)(a)              10.26                24.23               (11.56)
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (total fund) (in thousands)                    $622,566             $628,454             $596,992
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)(c)                            1.24                 1.20                 1.23
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(b)                  7.31                 7.70                 9.20
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 78.92                79.71                48.40
---------------------------------------------------------------------------------------------------------------------------


Financial Highlights (continued)
(For a share outstanding throughout the period)

                                                                  Year ended October 31
                                                                        ------------------------------
                                                                             1993                 1992
                                                                        ------------------------------
Net asset value, beginning of period (common shares)                        $9.81                $9.44
------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------
Net investment income                                                         .98                 1.01
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       1.04                  .26
------------------------------------------------------------------------------------------------------
Total from investment operations                                             2.02                 1.27
------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------
From net investment income
------------------------------------------------------------------------------------------------------
To preferred shareholders                                                    (.11)                (.14)
------------------------------------------------------------------------------------------------------
To common shareholders                                                       (.76)                (.76)
------------------------------------------------------------------------------------------------------
From net realized gain on investments
------------------------------------------------------------------------------------------------------
To common shareholders                                                       (.08)                  --
------------------------------------------------------------------------------------------------------
Total distributions                                                          (.95)                (.90)
------------------------------------------------------------------------------------------------------
Net asset value, end of period  (common shares)                            $10.88                $9.81
------------------------------------------------------------------------------------------------------
Market value, end of period (common shares)                                $11.38                $9.88
------------------------------------------------------------------------------------------------------
Total investment return at market value (common shares) (%)(a)              24.84                 6.72
------------------------------------------------------------------------------------------------------
Net assets, end of period (total fund) (in thousands)                    $652,660             $600,849
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)(c)                            1.22                 1.24
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(b)                  8.44                 8.94
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 35.16                67.72
------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effects of sales charges.

(b)  Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c)  The ratio of expenses to average net assets for the year ended October 31,
     1995 and thereafter includes amounts paid through expense offset arrangements.
     Prior period ratios exclude these amounts.(Note 2)




Notes to financial statements
October 31, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam believes does not involve undue risk to income or principal. Up to 50% of the fund's assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by Trustees.

B) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses) and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1996, the fund had a capital loss carryover of approximately $2,415,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

           Loss Carryover                   Expiration
          ----------------               ----------------
             $2,094,000                     10/31/2002
                321,000                     10/31/2003

F) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period for Series A and B, and a 7 day period for Series C. The applicable dividend rate for the remarketed preferred shares on October 31, 1996 was Series A 3.460%, Series B 3.413%; and Series C 3.500%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of defaulted bond interest, market discount and realized and unrealized gains and losses on certain future contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1996, the fund reclassified $347,503 to increase undistributed net investment income and $237,109 to decrease paid-in-capital, with an increase to accumulated net realized loss on investments of $110,394. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue bonds are accreted according to the effective yield method.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% of any amount over $1.5 billion subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.



If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1996, fund expenses were reduced by $111,350 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $1,220 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in compensation of trustee in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended October 31, 1996, purchases and sales of investment securities other than short-term investments aggregated $494,995,157 and $480,890,797, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A (550), B (550) and C (650) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.



Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1996, no such restrictions have been placed on the fund.



Federal tax information
(Unaudited)

The fund has designated 99.91% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Results of October 3, 1996 shareholder meeting
(Unaudited)


An annual meeting of shareholders of the fund was held on October 3, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                         Common Shares
                                                           Votes
                                Votes for               withheld

Jameson Adkins Baxter          27,861,176                554,918
Hans H. Estin                  27,861,265                554,829
R.J. Jackson                   27,851,224                564,870
Elizabeth T. Kennan            27,848,010                568,084
Lawrence J. Lasser             27,855,674                560,420
Donald S. Perkins              27,856,174                559,920
William F. Pounds              27,855,674                560,420
George Putnam                  27,856,174                559,920
George Putnam, III             27,853,174                562,920
Eli Shapiro                    27,853,074                563,020
A.J.C. Smith                   27,855,674                560,420
W. Nicholas Thorndike          27,856,174                559,920

                                         Preferred Shares
                                                           Votes
                                Votes for               withheld

Jameson Adkins Baxter                 903                      0
Hans H. Estin                         903                      0
John A. Hill                          903                      0
R.J. Jackson                          903                      0
Elizabeth T. Kennan                   903                      0
Lawrence J. Lasser                    903                      0
Robert E. Patterson                   903                      0
Donald S. Perkins                     903                      0
William F. Pounds                     903                      0
George Putnam                         903                      0
George Putnam, III                    903                      0
Eli Shapiro                           903                      0
A.J.C. Smith                          903                      0
W. Nicholas Thorndike                 903                      0



Common Shares

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 27,538,623 votes for, and 240,651 votes against, with 636,820 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows:
24,348,445 votes for, and 1,070,597 votes against, with 2,997,052 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 23,774,993 votes for, and 1,520,418 votes against, with 3,120,683 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
23,017,710 votes for, and 2,256,507 votes against, with 3,141,877 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows:
23,323,848 votes for, and 2,041,664 votes against, with 3,050,582 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 22,774,802 votes for, and 2,533,927 votes against, with 3,107,365 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
23,761,899 votes for, and 1,514,104 votes against, with 3,140,091 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 23,173,520 votes for, and 2,028,247 votes against, with 3,214,327 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 22,484,629 votes for, and 2,728,810 votes against, with 3,202,655 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 22,687,890 votes for, and 2,561,426 votes against, with 3,166,778 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 22,576,587 votes for, and 2,648,675 votes against, with 3,190,832 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 22,841,312 votes for, and 2,346,288 votes against, with 3,228,494 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas an mineral interests was approved as follows: 23,212,216 votes for, and 2,081,200 votes against, with 3,122,678 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to invest to gain control of a company's management was approved as follows: 23,199,398 votes for, and 2,026,940 votes against, with 3,189,756 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.

Preferred Shares

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 893 votes for, and 7 votes against, with 3 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows: 900 votes for, and 1 vote against, with 2 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 900 votes for, and 0 votes against, with 3 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows: 889 votes for, and 2 votes against, with 12 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows: 888 votes for, and 3 votes against, with 12 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 886 votes for, and 15 votes against, with 2 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows: 887 votes for, and 3 votes against, with 13 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 889 votes for, and 2 votes against, with 12 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 886 votes for, and 5 votes against, with 12 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 886 votes for, and 5 votes against, with 12 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 888 votes for, and 3 votes against, with 12 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 887 votes for, and 4 votes against, with 12 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas an mineral interests was approved as follows: 886 votes for, and 15 votes against, with 2 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to invest to gain control of a company's management was approved as follows: 887 votes for, and 14 votes against, with 2 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike


OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments

---------------------

29200-052                12/96